Exhibit 99.2

Q4 2024 Earnings Presentation March 5, 2025

Disclaimers 2

Executive Summary For FY 2025, CompoSecure expects mid - single digit growth in both Net Sales and Adjusted EBITDA, with sales momentum building through the year and includes payment of the new Resolute Holdings management fee in 2025 and 2024 (on a pro forma basis) Foundational year: High - single digit Net Sales growth, robust Free Cash Flow, international momentum and unique product innovations Net Sales: Q4 ’24 vs. Q4 ‘23 increased 1% to $100.9mm compared to $99.9mm; FY increased 8% to $420.6mm compared to $390.6mm driven by continued domestic & international growth Free cash flow, net debt and Adjusted EBITDA are non - GAAP financial measure. For reconciliation to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix Adjusted EBITDA: Q4 ‘24 vs. Q4 ‘23 decreased 10% to $33.6mm compared to $37.2mm driven by investment to build out M&A function; FY increased 4% to $151.4mm compared to $145.0mm FY 2024 Free Cash Flow of $86.2mm, with net debt at year - end of $120mm, down 60% from the end of 2023, driven by conversion into equity of $130.0mm of convertible notes and $12.8mm of principal payments 3 2025 strategic priorities: accelerate organic growth, drive efficiency through our CompoSecure Operating System, continue Arculus traction, and deliver accretive M&A; Completed Spin - Off of Resolute Holdings on February 28 First quarter of positive net impact from Arculus in Q4, with full year negative net impact less than $5 million; Continue to ex pect Arculus to be net positive for full year 2025

Key Highlights – New Metal Card Programs 4 High - profile metal payment card launches across the globe including both traditional banks and fintechs Citibank & American Airlines Barclays (Europe) JetBlue (Premier) HSBC - Taj (Asia) Capital on Tap (Europe)

Recent Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2 American Express Earnings Presentations 5 CompoSecure’s largest customers reported purchase volume growth vs prior year while American Express acquired 3mm new cards behind robust investments. Year over Year Purchase Volume Growth 1 American Express New Card Acquisitions and Investments

Card Issuer and Payment Network Sentiment

AMERICAN EXPRESS

"In the U.S., fee-based consumer premium cards are the fastest-growing part of the industry, and we have about 25% of those cards, indicating a continued upside opportunity. Across the industry, the number of millennials and Gen Z consumers with premium products are growing at an even faster rate, and we're adding highly creditworthy customers in these cohorts faster than the industry, with substantial room to continue this growth." – *Steve Squeri (CEO)*[1]

Capital One

"Total company marketing expense in the quarter was $1.4 billion, up 10% year over year. Our choices in domestic card are the biggest driver of total company marketing. We continue to see compelling growth opportunities in our domestic card business. Our marketing continues to deliver strong new account growth across the domestic card business. Compared to the fourth quarter of 2023, domestic card marketing in the quarter included higher media spend and increased investment in premium benefits and differentiated customer experiences, like our travel portal, airport lounges, and Capital One Shopping." – *Richard Fairbank (Chairman & CEO)*[1]

VISA

"We continue to be very excited about the progress that we're making in value-added services across the board. There's no change in emphasis as it relates to the priority or the prioritization of kind of the areas where we've been building products and serving clients. So, we continue to be very focused on delivering solutions to merchants and acquirers, very focused on delivering solutions to issuers, very focused on delivering fraud and risk solutions broadly across the ecosystem as well as our advisory business." – *Ryan McInerney (CEO)*[1]

mastercard

"The macroeconomic environment continues to perform well, and it is underpinned by healthy consumer spending as we've seen in today's news. The labor market is strong with low unemployment and continued wage growth. Inflation has moderated, but to varying degrees across categories and countries. Consumers remain engaged. Affluent consumers have benefited from the wealth effect, while the mass segment remains supported by the labor market." – *Michael Miebach (CEO)*[1]

The payment card industry is performing well and remains optimistic about future growth

Source: Q4 '24 Earnings Transcripts

6

Cardholders Issuers Elevated, Premium Experience • Metal cards instill feelings of quality, durability, exclusivity, and status Consumers Prefer Metal Cards Over Plastic • Superior tactile experience • Global surveys indicate consumer preference for metal Entrenched Preference for Physical Payment Cards Over Mobile • Perception of increased security with physical payment cards vs. mobile • Metal further elevates the tangible physical payment experience Environmental Sustainability • 65% post - consumer recycled stainless steel • Most new metal cards include a postage - paid envelope to return and recycle expired metal cards Highly Compelling Economics • Low, predictable cost of metal cards relative to ongoing marketing/rewards costs drives ROI for issuers Innovative Product Differentiation • Elevated user experience and branding encourages consumers to keep issuer cards top of wallet amidst highly competitive payment card market Quality Offering for Mass Affluent • Pioneering technology and manufacturing capabilities have reduced production costs, enabling issuers to target a wider variety of consumers Superior Metal Construct • Metal construction enables issuers to increase durability to support new technological capabilities Metal Payment Card’s Value Proposition 7 Metal payment cards offer an unmatched value proposition to both cardholders and issuers Cardholder Issuers

Arculus Capabilities




$33,955.61
ARCULUS

	Arculus Authenticate	Arculus Cold Storage
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Created capability for Arculus to enable Web3 payments - using digital assets for everyday purchases at point of sale

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Financial Overview

Q4 2024 Q2 YTD ‘22 Total Net Sales Gross Margin International Net Sales Gross Profit Up $1.0mm +1% vs prior year Down 86bps vs. prior year Up $1.0mm +7% vs prior year $ Millions 10 Domestic Net Sales Flat vs. prior year Flat vs. prior year Fourth quarter results mostly flat to prior year

Q4 2024 Q2 YTD ‘22 Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Diluted EPS Down $3.6mm - 10% vs prior year Down 390 bps vs prior year Up $1.8mm +8% vs prior year Down $(0.04) vs prior year $ Millions 1Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net income, and Adjusted Diluted EPS are non - GAAP measures to the most direc tly comparable measure prepared in accordance with GAAP, please see the Appendix. 11 Adjusted Net Income growing at faster rate than net sales

Full Year 2024 Q2 YTD ‘22 Total Net Sales Gross Profit Domestic Net Sales Gross Margin Up $29.9mm +8% vs prior year Up $22.0mm +7% vs prior year Up $10.1mm +5% vs prior year Down 140 bps vs prior year $ Millions International Net Sales Up $7.9mm +11% vs prior year 12 High - single digit Net Sales growth, robust Free Cash Flow, international momentum and unique product innovations

Q2 YTD ‘22 Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Adjusted Net Income 1,2 Adjusted Diluted EPS 1 Up $6.3mm +4% vs prior year Down 114 bps vs prior year Up $10.1mm +11% vs prior year Up $0.03 vs prior year $ Millions 1Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net income, and Adjusted Diluted EPS are non - GAAP measures to the most direc tly comparable measure prepared in accordance with GAAP, please see the Appendix. 2 Adjusted Net Income is based on Adjusted Net Income used for the calculation of basic EPS. Full Year 2024 13 First quarter of positive net impact from Arculus in Q4, with full year negative net impact less than $5 million; Continue to expect Arculus to be net positive for full year 2025 (ADD NOTE ANTHONY M)

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the year ended December 31, 2024 and December 31, 2023, respectively Q4 2023 Q4 2024 ($ mm) Assets Current Assets $ 41 $ 77 Cash and cash equivalents 40 47 Accounts receivable 53 45 Inventories, net 5 4 Prepaid expenses and other current assets $ 139 $ 173 Total Current assets 25 23 Property and equipment, net 24 265 Deferred tax asset 13 12 Other assets $ 201 $ 473 Total Assets Liabilities and Members' Equity Current Liabilities 10 11 Current portion of long - term debt 2 2 Current portion of lease liabilities - operating leases 29 63 Other current liabilities $ 41 $ 76 Total current liabilities 198 184 Long term debt, net of deferred finance costs 128 — Convertible Debt, net of debt discount 40 357 Other liabilities $ 407 $ 617 Total Liabilities (206) (143) Members' Equity $ 201 $ 474 Total Liabilities and Members' equity 14 Finished the quarter with $77.5mm in cash, up $36.2mm vs. end of year 2023

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for twelve months ended December 31, 202 4 and 2023 respectively YTD Q4'23 YTD Q4'24 ($mm) Cash flows from operating activity: $ 113 $ (83) Net (loss) income 8 9 Depreciation and amortization (1) — Inventory reserve 18 21 Stock - based compensation expense 2 1 Amortization of deferred finance costs (22) 172 Change in fair value of earnout, warrant and derivative Free Cash Flow 3 (2) Deferred tax (benefit) 2023 2024 (15) 12 Changes in assets and liabilities $ 104 $ 130 Net cash provided by operating activities $ 106 $ 130 Net cash provided by operating activity (11) (7) Purchase of property and equipment — (1) Capitalized software expenditures Cash flows from investing activity: (38) (35) Tax distributions to non - controlling members (11) (7) Acquisition of of property and equipment $ 55 $ 87 Free cash flow — (2) Investment in SAFE — (1) Capitalized software expenditures $ (11) $ (10) Net cash used in investing activity Cash flows from financing activity 1 5 Proceeds from employee stock purchase plan and exercise of options (3) (9) Payments for taxes related to net share settlement of equity awards — (4) Payments for taxes related to net share settlement of Earnouts (23) (13) Payment of term loan (2) (1) Payment of tax receivable agreement liability — (2) Deferred finance costs related to debt modification (38) (35) Tax distributions to non - controlling members — (16) Special Distribution to non - controlling members — (9) Dividend to Class A shareholders $ (65) $ (84) Net cash used in financing activity 28 36 Net increase in cash and cash equivalents $ 14 $ 41 Cash and cash equivalents , beginning of year $ 41 $ 77 Cash and cash equivalents, end of year 15 Net cash from operating activities YTD Dec '24 is $130mm, up $25mm vs. prior year

2025 Guidance Planted seeds to drive organic and inorganic growth; CompoSecure Operating System (COS) Growing global political and economic tensions (including tariffs) Metal card competitors/digital wallets Growth opportunities for authentication & cryptocurrency Rising labor costs and competition for top talent A Position of Strength Challenges Remain Deep customer relationships, innovative products, and a robust balance sheet Strong, growing market for metal payment cards Inflationary concerns and softening consumer strength Expects mid - single digit growth in both Net Sales and Adjusted EBITDA compared to FY 2024, with sales momentum building through the year and includes payment of the new Resolute Holdings management fee in 2025 and 2024 (on a pro forma basis) 2025 Guidance

2025 Company Objectives 17

Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com 18

Appendix

CompoSecure, Inc. (Nasdaq: CMPO)

Summary Equity Capitalization Table (with net exercise model)

As of December 31, 2024

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders	100.5mm	100.5mm
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[1]**
Options Outstanding	2.3mm	0.7mm
Subtotal	**102.8mm**	**101.2mm**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrants[2]	22.4mm	8.1mm
Grand Total	**125.2mm**	**109.3mm**

Notes: The table above excludes shares which may be issued in the future for equity incentive plan, employee stock purchase plan, 401K plan and contingent "earnout". Contingent "earnout" from 2021 merger gives certain equity holders the right to receive up to 7,500,000 additional shares of the Company's common stock based on the achievement of certain stock price thresholds. See Note 11 to the10K 2024 financial statements for more detail.

1 Assumes exercise net of strike price, valuation at assumed FMV of December closing price of $15.33.

2 Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00

Does not reflect changes after December 31, 2024. See 10-K for additional information.

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Statement of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and twelve months ended December 31, 2024 and 2023 . Note: Totals may not sum due to rounding 1 Includes other income (expense) and income tax (expense) benefit as presented in the interim financial statements YTD Q4 '23 YTD Q4 '24 Q4 2023 Q4 2024 ($ mm) Revenue $ 390.6 $ 420.6 $ 99.9 $ 100.9 Net Sales 181.5 201.3 47.0 48.3 Cost of sales $ 209.1 $ 219.3 $ 52.9 $ 52.6 Gross Profit Operating Expenses 90.0 111.6 22.4 36.9 Selling, general and administrative $ 119.1 $ 107.7 $ 30.5 $ 15.7 Income from operations Other income (expense) (6.6) (190.8) 0.5 (64.0) Other income (expense), net 1 $ 112.5 $ (83.1) $ 31.0 $ (48.3) Net Income (Loss) 21

Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) YTD Q4 '23 YTD Q4 '24 Q4 2023 Q4 2024 in millions $ 112.5 $ (83.2) $ 31.0 $ (48.4) Net Income 24.2 16.8 5.8 (0.1) Interest expense 8.4 9.2 2.1 2.2 Depreciation and amortization 4.6 2.2 3.9 2.1 Taxes $ 149.6 $ (55.0) $ 42.9 $ (44.2) Unadjusted EBITDA 17.6 21.2 4.5 6.0 Non - Cash Stock Comp Expense 1 (22.1) 171.8 (10.2) 62.0 Mark - to - market adjustments 2 — 13.3 — 9.8 Other $ (4.6) $ 206.4 $ (5.7) $ 77.8 Total EBITDA Adjustments $ 145.0 $ 151.4 $ 37.2 $ 33.6 Adjusted EBITDA 37.1% 36.0% 37.2% 33.3 % Adjusted EBITDA% Source: Company financials 1 2 1 2 22 Non - Cash Equity Awards Equity based expenses related to the equity incentive plan. Non - Cash Mark - to - Market Adjustments Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets

Q4 Earnings per Share: GAAP 91.4mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) $(48.4)mm $(0.53) $(48.4)mm 1 Three months ended December 31, 2024 Three months ended December 31, 2023 $(48.4)mm $(48.4)mm 2 91.4mm 4 $(0.53) $31.0mm $31.0mm $3.3mm $3.3mm 19.4mm 19.4mm $0.17 $0.17 Net Income (Loss) used in EPS Total Shares used in EPS Earnings (loss) per Share Diluted Basic Diluted Source: Company Financials 1 100% of Net Income (Loss) of $(48.4)mm of operating entities and C - Corp. 2 100% of Net Income (Loss) of $(48.4)mm of operating entities and C - Corp. 3 Weighted - average outstanding Class A Shares. 4 Weighted - average outstanding Class A Shares. 23

Q4 Adjusted Earnings per Share 91.4mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) $(48.4)mm $0.27 $24.7mm Three months ended December 31, 2024 Three months ended December 31, 2023 $(48.4)mm $22.6mm 1 110.2mm 4 $0.20 $31.0mm $31.0mm $22.8mm $24.6mm 2 79.3mm 103.4mm 5 $0.29 $0.24 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted Source: Company Financials 1 GAAP Net Income(Loss) of $(48.4)mm plus additional tax provision of $(4.7)mm plus Fair Value/Mark to Market Changes for Warra nt s and Earnouts, Equity Awards Adjustment, interest on convertible notes and transaction cost of $75.6mm. 2 GAAP Net Income of $31.0mm plus additional tax provision of $(2.5)mm plus Fair Value/Mark to Market Changes for Warrants and E arnouts, Equity Awards Adjustment, interest on convertible notes and transaction cost of $(3.9)mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm Public Warrants (converted using treasury stock method) plus 5.8mm convert ib le notes (converted using if converted method) and 4.9mm equity awards. 5 Outstanding Class A plus Class B Shares plus $8.1mm Public Warrants (converted using treasury stock method) plus 13.0mm conv ert ible notes (converted using if converted method) and 3.0mm equity awards 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix. 24

YTD Earnings per Share: GAAP 44.0mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) $(83.2)mm $(1.22) $(53.7)mm 1 Year ended December 31, 2024 Year ended December 31, 2023 $(83.2)mm $(53.7)mm 2 44.0mm 4 $(1.22) $112.5mm $112.5mm $19.2mm $34.1mm 18.7mm 35.3mm $1.03 $0.96 Net Income (Loss) used in EPS Total Shares used in EPS Earnings (Loss) per Share Diluted Basic Diluted Source: Company Financials 1 52.5% of net income(loss) of ($62.0mm) of operating entities plus 100% of C - Corp net loss of $21.2mm. 2 52.5% of net income(loss) of ($62.0mm) of operating entities plus 100% of C - Corp net loss of $21.2mm. 3 Weighted - average outstanding Class A Shares. 4 Weighted - average outstanding Class A Shares. 25

YTD Adjusted Earnings per Share 83.8mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) $(83.2)mm $1.17 $98.2mm Twelve months ended December 31, 2024 Twelve months ended December 31, 2023 $(83.2)mm $101.4mm 1 107.0mm 4 $0.95 $112.5mm $112.5mm $88.1mm 2 $95.2mm 2 78.6mm 3 103.4mm 5 $1.12 $0.92 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted Source: Company Financials 1 GAAP Net income (Loss) of $(83.2)mm less additional tax provision of $25.1mm plus plus Fair Value/Mark to Market Changes for Wa rrants and Earnouts, Equity Awards Adjustment, interest on convertible notes and transaction cost of $209.6mm. .2 GAAP Net Income of $112.5mm plus additional tax provision of $19.9mm plus Fair Value/Mark to Market Changes for Warrants and Ea rnouts and Equity Awards Adjustment and interest on convertible notes of $2.5mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) plus 11.6mm conver tib le notes (converted using if converted method) and 3.4mm equity awards. 5 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) plus 13.0mm conve rti ble notes (converted using if converted method) and 3.7mm equity awards 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix. 26

Q4 Non - GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Three Months Ended December 31, 2023 Three Months Ended December 31, 2024 DILUTED BASIC DILUTED BASIC in millions $ 31.0 $ 31.0 $ (48.4) $ (48.4) GAAP Net Income 3.9 3.9 2.1 2.1 Adjust for tax (benefit) expense 34.9 34.9 (46.3) (46.3) (Loss) income before income taxes 29.2 29.2 31.5 31.5 Stock Based Compensation, Fair Value Adjustment and Transaction cost 6.4 6.4 6.8 6.8 Income tax expense (2) $ 22.8 $ 22.8 $ 24.7 $ 24.7 Adjusted Net Income - Basic 1.8 (2.1) Add : Interest on convertible notes net of tax $ 24.6 $ 22.8 $ 22.6 $ 24.7 Adjusted Net Income - Diluted 79.3 79.3 91.4 91.4 Class A + Class B Shares 8.1 — 8.1 — Public Warrants 1 13.0 — 5.8 — Converted notes 3 3.0 — 4.9 — Equity Awards 2 103.4 79.3 110.2 91.4 Total Shares $ 0.24 $ 0.29 $ 0.20 $ 0.27 EPS 27

YTD Dec Non - GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares 3The convertible notes were included through the application of the "if - converted" method. Interest related to the convertible notes, net of tax was excluded from net income. Year ended December 31, 2023 Year ended December 31, 2024 DILUTED BASIC DILUTED BASIC in millions $ 112.5 $ 112.5 $ (83.2) $ (83.2) GAAP Net Income (Loss) 4.6 4.6 2.2 2.2 Adjust for tax (benefit) expense 117.1 117.1 (81.0) (81.0) (Loss) income before income taxes 112.5 112.5 125.4 125.4 Stock Based Compensation, Fair Value Adjustment and Transaction cost 24.4 24.4 27.2 27.2 Income tax expense (2) $ 88.1 $ 88.1 $ 98.2 $ 98.2 Adjusted Net Income - Basic 7.1 3.2 Add: Interest on convertible notes net of tax $ 95.2 $ 101.4 Adjusted Net Income - Diluted 78.6 78.6 83.8 83.8 Class A + Class B Shares 8.1 — 8.1 — Public Warrants 1 13.0 — 11.6 — Converted notes 3 3.7 — 3.4 — Equity Awards 2 103.4 78.6 106.9 83.8 Total Shares $ 0.92 $ 1.12 $ 0.95 $ 1.17 EPS 28